UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2017

CITIZENS FINANCIAL SERVICES, INC.

Pennsylvania	0-13222	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 South Main Street, Mansfield, PA		16933
(Address of Principal Executive Office)		(Zip Code)

Registrant's telephone number, including area code:		(570) 662-2121

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Randall E. Black, Chief Executive Officer, recently announced the consolidated financial results from Citizens Financial Services, Inc. and Subsidiaries for the fourth quarter 2016.

On January 27, 2017, Citizens Financial Services, Inc. issued a press release titled "Citizens Financial Services, Inc. Reports Unaudited Fourth Quarter and Annual 2016 Earnings", attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The information furnished under Item 2.02 of this Current Report on an 8-K shall not be deemed "filed" for any purpose.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Citizens Financial services, Inc. on January 27, 2017, titled "Citizens Financial Services, Inc. Reports Unaudited Fourth Quarter and Annaul 2016 Earnings".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Citizens Financial Services, Inc.

January 27, 2017	By:	/s/ Mickey L. Jones
Mickey L. Jones
Chief Operating Officer / Chief Financial Officer